Exhibit 8.1

Summary of investment holdings according to §313 (2) HGB, consolidated financial statements of Deutsche Telekom AG as of December 31, 2009

Seq.No.	Name and place of business
1. Included companies
1.	Accumio Finance Services GmbH, Heidelberg
2.	ActiveBilling GmbH & Co. KG, Bonn
3.	Albania Mobile Communications Sh.A, Tirana
3.	Albania Mobile Communications Sh.A, Tirana
4.	Atrada Trading Network AG, Nuremberg
5.	AutoScout24 AS GmbH, Vienna
6.	AutoScout24 Belgium S.A., Brussels
7.	AutoScout24 Espana S.A., Madrid
8.	AutoScout24 France SAS, Trappes
9.	AutoScout24 GmbH, Munich
10.	AutoScout24 Italia S.R.L., Padua
11.	AutoScout24 Nederland B.V., Amsterdam
12.	Axelero Kft., Budapest
12.	Axelero Kft., Budapest
13.	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn
14.	CMobil B.V., Amsterdam
15.	COSMOTE S.A., Maroussi, Athen
16.	Combridge S.R.L., Sfântu Gheorghe
17.	Compargo Kft., Budapest
18.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue
18.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue
19.	Cook Inlet/VS GSM VII PCS Holding, LLC, Bellevue
20.	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue
21.	Cosmo Bulgaria Mobile EAD, Sofia
22.	Cosmo Holding Albania Societe Anonyme, Maroussi, Athen
23.	Cosmoholding Cyprus Limited, Limassol
24.	Cosmoholding Romeania Ltd, Limassol
25.	Cosmote Romeanian Mobile Telecommunications S.A., Bukarest
25.	Cosmote Romeanian Mobile Telecommunications S.A., Bukarest
26.	Crnogorski Telekom a.d. Podgorica, Podgorica
27.	DFMG Deutsche Funkturm GmbH, Münster
27.	DFMG Deutsche Funkturm GmbH, Münster
28.	DFMG Holding GmbH, Bonn
29.	DIERGASIA Interim Employment S.A., Athens
30.	Dataplex Infokommunikációs Infrastruktúra Szolgáltató és Ingatlanhasznosító Korlátolt FelelQsségq Társaság, Budapest
31.	DeTeAssekuranz - Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim
32.	DeTeFleetServices GmbH, Bonn
33.	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main
34.	Detecon (Schweiz) AG, Zurich
35.	Detecon Asia-Pacific Ltd., Bangkok
36.	Detecon International GmbH, Bonn
37.	Detecon, Inc., Reston, VA
38.	Deutsche Telekom Accounting GmbH, Bonn
39.	Deutsche Telekom BK-Holding GmbH, Bonn
40.	Deutsche Telekom International Finance B.V., Amsterdam
41.	Deutsche Telekom Kundenservice GmbH, Bonn
42.	Deutsche Telekom Netzproduktion GmbH, Bonn
43.	Deutsche Telekom Shared Services s.r.o., Bratislava
43.	Deutsche Telekom Shared Services s.r.o., Bratislava
44.	Deutsche Telekom Technischer Service GmbH, Bonn
45.	Deutsche Telekom Training GmbH, Bonn
46.	Deutsche Telekom Value Added Services Austria GmbH , Vienna
47.	Deutsche Telekom Venture Funds GmbH, Bonn
48.	E-Value Collection L.T.D., Agios Stefanos
49.	E-Value Societe Anonyme of Direct Marketing and Customer Support Services, Agios Stefanos
50.	EURACCOUNT Kft., Budapest
50.	EURACCOUNT Kft., Budapest
51.	Elso Pesti Telefontársaság NyRt., Budapest
52.	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Heusenstamm
53.	FinanceScout24 GmbH, Munich
54.	FriendScout24 GmbH, Munich
55.	GMG Generalmietgesellschaft mbH, Bonn
56.	Germanos Societe Anoyme Instrustrial & Commercial Company of Electronic Telecommunicationmaerial & Services, Agios Stefanos
57.	Germanos Telecom Bulgaria AD, Sofia
58.	Germanos Telecom Romeania S.A., Ilfov County, Volunatri town
59.	HELLAS-SAT Consortium Ltd., Nicosia
60.	HELLAS-SAT S.A. Satellite System Services & Communications , Maroussi, Athen
60.	HELLAS-SAT S.A. Satellite System Services & Communications , Maroussi, Athen
61.	HOLDCO Sp.z o. o., Warsaw
62.	HT - Hrvatske telekomunikacije d.d., Zagreb
63.	Hellenic Telecommunications Organization S.A. ( OTE ), Athens
64.	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn
65.	IQSYS Informatikai és Tanácsadó Zártkörüen Müködö Részvénytársaságként, Budapest
66.	IT Services Hungary Szolgáltató Kft., Budapest
67.	Immobilien Scout GmbH, Berlin
67.	Immobilien Scout GmbH, Berlin
68.	Infovan (Proprietary) Limited, Midrand
69.	Institute of Next Generation Networks, Zilina
70.	Interactive Media CCSP GmbH, Darmstadt
71.	International System House Informatika Kft., Budapest
72.	International System House Kereskedelmi és SzoftverfejlesztQ Kft., Budapest
73.	Investel Magyar Távközlési Befektetési ZRt., Budapest
74.	Iskon Internet d.d., Zagreb
75.	JobScout24 GmbH, Munich
76.	JobScout24 International Holding AG, Baar
77.	KFKI Rendszerintegrációs Zártkörüen Müködö Részvénytársaság, Budapest
78.	KFKI-Digitális RendszerelQállító és Karbantartó Kft., Budapest
79.	Kabelsko distributivni sustav d.o.o., Cakovec
80.	Kitchen Budapest Kft., Budapest
80.	Kitchen Budapest Kft., Budapest
81.	M Factory Kommunikációs Zártkörqen Müködö Részvenytársaság, Budapest
82.	Magyar Telekom Távközlési Nyilvánosan Müködö Részvénytársaság (Magyar Telekom Telecommunications Public Limited Company) [ehem. MATAV], Budapest
83.	MagyarCom Holding GmbH, Bonn
84.	Makedonski Telekom A.D., Skopje
85.	Matáv Kft, Budapest
85.	Matáv Kft, Budapest
86.	Mindentudás Egyeteme Tudományos Közhasznú Nonprofit Kft., Budapest
87.	Mobilbeep Telecommunications One Person Limited Liability, Maroussi, Athen
88.	Novatel EOOD , Sofia
89.	Novatel Ukraine Ltd., Kiev
89.	Novatel Ukraine Ltd., Kiev
90.	ORBIT Gesellschaft für Applikations- und Informationssysteme mbH, Bonn
91.	OTE Academy S.A., Maroussi, Athen
91.	OTE Academy S.A., Maroussi, Athen
92.	OTE Estate S.A., Athens
92.	OTE Estate S.A., Athens
93.	OTE International Investments Limited, Limassol
94.	OTE International Solutions S.A., Maroussi, Athen
94.	OTE International Solutions S.A., Maroussi, Athen
95.	OTE Investment Services S.A., Maroussi, Athen
96.	OTE Plc., London
97.	OTE Properties S.A., Athens
98.	OTEplus Technical & Business Solutions Bulgaria EAD, Sofia
99.	OTEplus Technical & Business Solutions S.A., Athens
100.	One 2 One Personal Communications Ltd., Hatfield
101.	One2One Limited, Hatfield
102.	Online Breedband B.V., Amsterdam
103.	Orbitel A.D., Sofia
104.	P & I Holding GmbH, Darmstadt
105.	PASM Power and Air Condition Solution Management GmbH & Co. KG, Munich
106.	PTC International Finance (Holding) B.V., Amsterdam
107.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw
107.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw
107.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw
108.	Polpager Sp.z o.o., Warsaw
109.	Powertel Memphis Licenses, Inc., Bellevue
110.	Powertel/Memphis, Inc., Bellevue
111.	Pro-M Zrt, Budapest
112.	Qingdao DETECON Consulting Co. Ltd., Peking
113.	SAF Forderungsmanagement GmbH, Heidelberg
114.	SC Rometelecom SA, Bukarest
115.	SCS Personalberatung GmbH, Düsseldorf
116.	Scout24 AG, Baar
117.	Scout24 GmbH, Munich
118.	Scout24 Holding GmbH, Munich
119.	Scout24 International Management AG, Baar
120.	Scout24 Schweiz AG, Flamatt
120.	Scout24 Schweiz AG, Flamatt
121.	Scout24 Schweiz Holding AG, Wünnewil-Flamatt
122.	Slovak Telekom, a.s., Bratislava
123.	Software Daten Service Gesellschaft m.b.H., Vienna
124.	Soluciones y Proyectos Consulting, S.L., Barcelona
125.	Stonebridge Communication A.D., Skopje
126.	SunCom Wireless Holdings Inc., Bellevue
127.	SunCom Wireless Investment Co., LLC, Bellevue
128.	SunCom Wireless License Co, LLC, Bellevue
129.	SunCom Wireless Management Co, Inc, Bellevue
130.	SunCom Wireless Operating Co, LLC, Bellevue
131.	SunCom Wireless Property Co, LLC, Bellevue
132.	SunCom Wireless, Inc., Bellevue
133.	Sunlight Romeania - Filiala Bucuresti S.R.L., Ilfov County, Volunatri town
134.	T-Kábel Magyarország Kft., Budapest
134.	T-Kábel Magyarország Kft., Budapest
135.	T-Mobile (UK) Limited, Hatfield
136.	T-Mobile (UK) Pension Trustee Limited, Hatfield
137.	T-Mobile Austria GmbH, Vienna
138.	T-Mobile Austria Holding GmbH, Vienna
139.	T-Mobile Central LLC, Bellevue
140.	T-Mobile Czech Republic a.s., Prague
141.	T-Mobile Deutschland GmbH, Bonn
142.	T-Mobile Global Holding GmbH, Bonn
143.	T-Mobile Global Holding Nr. 2 GmbH, Bonn
144.	T-Mobile Global Zwischenholding GmbH, Bonn
145.	T-Mobile Holdings Limited, Hatfield
146.	T-Mobile HotSpot GmbH, Bonn
147.	T-Mobile Hrvatska d.o.o., Zagreb
148.	T-Mobile International Austria GmbH, Vienna
149.	T-Mobile International Limited, Hatfield
150.	T-Mobile International UK Ltd., Hatfield
151.	T-Mobile License LLC, Bellevue
152.	T-Mobile Ltd., Hatfield
153.	T-Mobile Macedonia A.D. Skopje, Skopje
154.	T-Mobile Netherlands B.V., 's-Gravenhage
155.	T-Mobile Netherlands Holding B.V., Den Haag
156.	T-Mobile Netherlands Klantenservice B.V., Den Haag
157.	T-Mobile Netherlands Retail B.V. , Den Haag
158.	T-Mobile Newco Nr. 4 GmbH, Bonn
159.	T-Mobile No. 1 Limited, Hatfield
160.	T-Mobile No. 2 Limited, Hatfield
161.	T-Mobile No. 4 Limited, Hatfield
162.	T-Mobile No. 5 Limited, Hatfield
163.	T-Mobile Northeast LLC, Bellevue
164.	T-Mobile PCS Holdings, LLC, Bellevue
165.	T-Mobile Poland Holding Nr. 1 B.V., Eindhoven
166.	T-Mobile Puerto Rico Holdings LLC, Bellevue
167.	T-Mobile Puerto Rico LLC , Bellevue
168.	T-Mobile Resources Corporation, Bellevue
169.	T-Mobile Retail Limited, Hatfield
170.	T-Mobile Slovensko, a.s., Bratislava
171.	T-Mobile South LLC, Bellevue
172.	T-Mobile Subsidiary IV Corporation, Bellevue
173.	T-Mobile Subsidiary V Corporation, Bellevue
174.	T-Mobile USA, Inc., Bellevue
175.	T-Mobile United Kingdom Ltd., Hatfield
176.	T-Mobile West Corporation, Bellevue
177.	T-Mobile Worldwide Holding GmbH, Bonn
178.	T-Online Service GmbH, Darmstadt
179.	T-Online Travel GmbH, Darmstadt
180.	T-Online Venture Fund GmbH & Co. KG, Bonn
180.	T-Online Venture Fund GmbH & Co. KG, Bonn
181.	T-Systems Austria GesmbH, Vienna
182.	T-Systems Belgium NV, Groot-Bijgaarden
182.	T-Systems Belgium NV, Groot-Bijgaarden
183.	T-Systems CIS, Moscow
184.	T-Systems Canada, Inc., Toronto
185.	T-Systems Czech Republic a.s., Prague
186.	T-Systems DDM GmbH, Weingarten
187.	T-Systems Eltec, S.L., Barcelona
188.	T-Systems Field Services, S.A., Madrid
189.	T-Systems France SAS, Courbevoie
190.	T-Systems GEI GmbH, Aachen
191.	T-Systems Hosting Services GmbH, Bonn
192.	T-Systems ITC Iberia, S.A., Barcelona
193.	T-Systems Individual Desktop Solutions GmbH, Frankfurt am Main
194.	T-Systems International GmbH, Frankfurt am Main
195.	T-Systems Italia S.p.A., Vicenza
196.	T-Systems Japan K.K., Tokyo
197.	T-Systems Limited, London
198.	T-Systems Malaysia Sdn. Bhd., Kuala Lumpur
199.	T-Systems Mexico, S.A. de C.V., Puebla
200.	T-Systems Multimedia Solutions GmbH, Dresden
201.	T-Systems Nederland B.V., Vianen (Utrecht)
202.	T-Systems Nordic TC Services A/S, Farum
203.	T-Systems North America, Inc., Wilmington, DW
204.	T-Systems Polska Sp. z o.o., Breslau
205.	T-Systems Regional Services and Solutions GmbH, Frankfurt am Main
206.	T-Systems SFPH GmbH, Düsseldorf
207.	T-Systems Schweiz AG, Münchenbuchsee
208.	T-Systems Singapore Pte. Ltd., Singapore
209.	T-Systems Slovakia s.r.o., Kosice
209.	T-Systems Slovakia s.r.o., Kosice
210.	T-Systems Solutions (Proprietary) Limited, Midrand
211.	T-Systems Solutions for Research GmbH, Weßling
212.	T-Systems South Africa (Proprietary) Limited, Midrand
213.	T-Systems South Africa Holdings (Proprietary) Limited, Midrand
214.	T-Systems Spring Italia S.r.l., Fiumicino
215.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo
215.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo
216.	T-Systems do Brasil Ltda., Sao Paulo
216.	T-Systems do Brasil Ltda., Sao Paulo
217.	T-Systems on site services GmbH, Berlin
218.	T-Venture Holding GmbH, Bonn
219.	Tele-Data Távközlési Adatfeldolgozó és Hirdetésszervezö Kft., Budaõrs
220.	Telekom Content and Rights Média és Technológia Ügynökség Kft., Budapest
221.	Telekom Média Holding Zártkörqen MqködQ Részvénytársaság, Budapest
222.	Telekom New Media Szolgáltató Kft., Budapest
223.	Telekom Sec, s.r.o., Bratislava
224.	Telekom Shop Vertriebsgesellschaft mbH, Bonn
225.	Telemacedónia A.D., Skopje
226.	Triton PCS Finance Co, Inc., Bellevue
227.	Triton PCS Holdings Company, LLC, Bellevue
228.	Tulip B.V., Den Haag
229.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn
229.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn
230.	Vidanet ZRt., Budapest
230.	Vidanet ZRt., Budapest
231.	Vivento Customer Services GmbH, Bonn
232.	Vivento Technical Services GmbH, Bonn
233.	VoiceStream PCS I Iowa Corporation, Bellevue
234.	VoiceStream Pittsburgh General Partner, Inc., Bellevue
235.	VoiceStream Pittsburgh, L.P, Bellevue
235.	VoiceStream Pittsburgh, L.P, Bellevue
236.	Telemobil S.A., Bukarest
237.	Zoznam Mobile, s.r.o., Bratislava
238.	Zoznam, s.r.o., Bratislava
239.	Zweite DFMG Deutsche Funkturm Vermögens - GmbH & Co. KG, Heusenstamm
240.	[origo ] Média és Kommunikációs Zrt, Budapest
241.	congstar GmbH, Cologne
242.	d-Core NETWORK IBERIA, S.L., Tarragona
243.	operational services GmbH & Co. KG, Frankfurt am Main
244.	NextGen Communications SRL, Buharest

2. Not included affiliated companies according to HGB
1.	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn
2.	ActiveBilling Beteiligungs-GmbH, Bonn
3.	Aesop Telekommunikationsdienste GmbH, Bonn
4.	Atrada Trading Network Limited, Manchester
5.	AutoScout24 Scandinavia A.B., Stockholm
6.	AutoScout24 d.o.o., Zagreb
7.	COSMO-ONE HELLAS MARKET SITE SOCIETE ANONYME OF ELECTRONIC COMMERCE SERVICES , Athens
7.	COSMO-ONE HELLAS MARKET SITE SOCIETE ANONYME OF ELECTRONIC COMMERCE SERVICES , Athens
8.	Cato Telekommunikationsdienste GmbH, Bonn
9.	Cicero Telekommunikationsdienste GmbH, Bonn
10.	Compendo GmbH, Nuremberg
11.	Dataware Szolgáltató Kft., Budapest
12.	DeTeAsia Holding GmbH, Bonn
13.	Detecon Consulting Austria GmbH, Vienna
14.	Detecon Consulting España S.A., Madrid
14.	Detecon Consulting España S.A., Madrid
15.	Detecon Vezetési Tanácsadó Kft., Budapest
16.	Deutsche TELEKOM Asia Pte Ltd, Singapore
17.	Deutsche TELEKOM Ltd., London
18.	Deutsche Telekom España, S.L. i.L., Madrid
19.	Deutsche Telekom Holding B.V., Amsterdam
20.	Deutsche Telekom K.K., Tokyo
21.	Deutsche Telekom North America Inc., Wilmington, DW
22.	Deutsche Telekom, Inc., New York, NY
23.	Eutelis Consult GmbH, Ratingen
24.	Fal Dete Telecommunications S.A.L., Furn El Chebbak
25.	GEMAPPS Gesellschaft für mobile Lösungen mbH , Hamburg
26.	Global TIMES Ventures Administration GmbH (GTV), Bonn
27.	Global TIMES Ventures GmbH&Co. KG, Bonn
28.	HATWAVE Hellenic-American Telecommunications Wave Ltd., Donetsk
29.	Hellascom International A.E., Athens
30.	Horaz Telekommunikationsdienste GmbH, Bonn
31.	ImmoCom Verwaltungs GmbH, Heusenstamm
32.	Immobilien Scout Deutschland GmbH, Berlin
33.	Kappa Telekommunikationsdienste GmbH, Bonn
34.	Lambda Telekommunikationsdienste GmbH, Bonn
35.	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest
36.	Norma Telekommunikationsdienste GmbH, Bonn
37.	OTE Insurance Agency S.A., Athens
37.	OTE Insurance Agency S.A., Athens
38.	Omega Telekommunikationsdienste GmbH, Bonn
39.	Omikron Telekommunikationsdienste GmbH, Bonn
40.	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn
41.	Residenzpost GmbH & Co. Liegenschafts KG, Heusenstamm
42.	SCOUT Business Services GmbH, Munich
43.	Sallust Telekommunikationsdienste GmbH, Bonn
44.	Satellic Traffic Management GmbH, Berlin
45.	Satellite and Maritime Telecommunications S.A., Athens
45.	Satellite and Maritime Telecommunications S.A., Athens
46.	Scout24 S.L., Madrid
47.	Scout24 Verwaltungs- und Beteiligungsgesellschaft mbH, Munich
48.	Sigma Telekommunikationsdienste GmbH, Bonn
49.	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul
49.	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul
50.	T-Com Venture Fund GmbH & Co. KG, Bonn
50.	T-Com Venture Fund GmbH & Co. KG, Bonn
51.	T-Corporate Venture Fund GmbH & Co. KG, Bonn
51.	T-Corporate Venture Fund GmbH & Co. KG, Bonn
52.	T-Mobile Global Holding Nr. 3 GmbH, Bonn
53.	T-Mobile Global Holding Nr. 4 GmbH, Bonn
54.	T-Mobile Global Holding Nr. 5 GmbH, Bonn
55.	T-Mobile Newco Nr. 3 GmbH, Bonn
56.	T-Mobile Service GmbH, Vienna
57.	T-Mobile Venture Fund GmbH & Co. KG, Bonn
57.	T-Mobile Venture Fund GmbH & Co. KG, Bonn
58.	T-Mobile Venture Fund II GmbH & Co. KG, Bonn
58.	T-Mobile Venture Fund II GmbH & Co. KG, Bonn
59.	T-Mobile Zahlungsdienste GmbH, Vienna
60.	T-Online Beteiligungs GmbH, Darmstadt
61.	T-Online Verwaltungs GmbH, Darmstadt
62.	T-Systems Argentina S.A., Buenos Aires
62.	T-Systems Argentina S.A., Buenos Aires
63.	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt am Main
64.	T-Systems China Limited, Hongkong
65.	T-Systems IT Epsilon GmbH, Bonn
66.	T-Systems IT Eta GmbH, Bonn
67.	T-Systems IT Gamma GmbH, Bonn
68.	T-Systems IT Theta GmbH, Bonn
69.	T-Systems IT Zeta GmbH, Bonn
70.	T-Systems ITS Austria GmbH, Vienna
71.	T-Systems Information and Communication Technology E.P.E., Athens
71.	T-Systems Information and Communication Technology E.P.E., Athens
72.	T-Systems Information and Communication Technology India Private Limited, Pune
72.	T-Systems Information and Communication Technology India Private Limited, Pune
73.	T-Systems Luxembourg S.A., Luxembourg
73.	T-Systems Luxembourg S.A., Luxembourg
74.	T-Systems P.R. China Ltd., Peking
75.	T-Systems TMT Limited, Milton Keynes
76.	T-Systems Venture Fund GmbH & Co. KG, Bonn
76.	T-Systems Venture Fund GmbH & Co. KG, Bonn
77.	T-Systems d.o.o., Belgrad
78.	T-Systems d.o.o., Sarajevo
79.	T-Systems, informacijski sistemi, d.o.o., Ljubljana
80.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn
81.	T-Venture of America, Inc., Foster City
82.	TAMBURO Telekommunikationsdienste GmbH, Heusenstamm
83.	TOB T-Systems Ukraine, Kiev
83.	TOB T-Systems Ukraine, Kiev
84.	Theta Telekommunikationsdienste GmbH, Bonn
85.	Tibull Telekommunikationsdienste GmbH, Bonn
86.	Transparent Goods GmbH, Cologne
87.	Traviata Telekommunikationsdienste GmbH, Bonn
88.	VOICENET Limited Company Telecommunications Services & Infrastructures SA, Athens
89.	XL AG, Munich
90.	ZODIAC Telekommunikationsdienste GmbH, Bonn
91.	operational services Beteiligungs-GmbH, Frankfurt am Main

3.a Included associated companies ('at equity' balanced) - Joint venture
1.	Hrvatske telekomunikacije d.o.o. Mostar, Mostar
2.	Mobile Broadband Network Limited, Borehamwood
3.	Mobile TV Sp. z. o. o. , Warsaw
4.	Toll Collect GbR, Berlin
5.	Toll Collect GmbH, Berlin

3.b Included associated companies ('at equity' balanced) - Associated companies
1.	Axentra Corporation, Ottawa
2.	Budakalász KTV Kft., Budakalàsz
3.	CTDI GmbH, Malsch (Kreis Karlsruhe)
4.	CoreMedia AG, Hamburg
5.	Cyworld Europe GmbH i.L., Frankfurt am Main
6.	DETECON AL SAUDIA Co. Ltd., Riyadh
7.	Hrvatska posta d.o.o. , Mostar
8.	Hunsat Magyar Urtávközlés ZRt., Budapest
9.	Iowa Wireless Services LLC, Bellevue
10.	NETREKÉSZ Nonprofit Közhasznú Kft i.L., Budapest
11.	SEARCHTEQ GmbH, Frankfurt am Main
12.	solute holding GmbH & Co. KG, Hannover

4.a Other investments - not included joint venture
1.	DT-FT Italian Holding GmbH i.L., Bonn
2.	Electrocycling Anlagen GmbH, Goslar
3.	European Center for Information and Communications Technologies - EICT GmbH, Berlin
4.	Vivento Interim Services GmbH, Frankfurt am Main

4.b Other investments - not included associated companies
1.	Atypisch stille Beteiligung am Deutschen Adreßbuchverlag für Wirtschaft und Verkehr GmbH, Hamburg
2.	Callahan Nordrhein-Westfalen GmbH, Cologne
3.	Central Georgian Communications Co. Ltd., Roustavi
4.	Cittadino GmbH, Düsseldorf
5.	Cosmo-Megala Katastimata Societe Anonyme, Glyfada
6.	Das Telefonbuch Servicegesellschaft mbH, Frankfurt am Main
7.	Das Örtliche Service- und Marketinggesellschaft mbH, Essen
8.	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Hamburg
9.	Donbass Telecom Ltd., Donetsk
10.	EDEKT-OTE Asset management S.A., Athens
11.	Electrocycling GmbH, Goslar
12.	Firstgate Holding AG, Zug
12.	Firstgate Holding AG, Zug
13.	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg
14.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart
14.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart
15.	HiProCall, Inc., Wilmington, DE
16.	Internet Service Provider, E-Commerce, Telecommunication Kai Site Management, Maroussi, Athen
17.	LOCANIS AG, Unterföhring
18.	Logalty Servicios de Tercero de Confianza, S.L. , Madrid
19.	MGRID B.V., Amsterdam
20.	MindMatics AG, Munich
21.	Portavita B.V., Amsterdam
22.	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück
23.	Scortel-FMS Ltd., Sofia
24.	Sones GmbH, Erfurt
25.	South Eastern Europe Telecommunications & Informatics Research Institute S.A., Thessaloniki
25.	South Eastern Europe Telecommunications & Informatics Research Institute S.A., Thessaloniki
26.	T-Systems Telecomunicaciones de Mexico, S.A. de C.V., Puebla
27.	TVG Telefon- und Verzeichnisverlag GmbH & Co. KG i.G., Frankfurt/Main
28.	Tele-Auskunft Online GmbH, Frankfurt am Main
29.	TeleOp Gesellschaft mit beschränkter Haftung, Oberpfaffenhofen
30.	Telekom SRBIJA a.d. Belgrade, Belgrad
31.	Telesens KSCL AG i.L., Cologne
32.	Trans Jordan For Communication Services Company Ltd., Amman
32.	Trans Jordan For Communication Services Company Ltd., Amman
33.	Ukrainian Wave Ltd., Lviv
34.	Yemen Public Payphone Company Ltd., Sana'a
34.	Yemen Public Payphone Company Ltd., Sana'a
35.	e-fellows.net GmbH & Co. KG, Munich
36.	e-fellows.net Verwaltungs-GmbH, Munich
37.	iesy Holdings GmbH, Oberursel (Taunus)
38.	jCOM 1 AG, Rohrbach
39.	mediapeers GmbH, Berlin
40.	myON-ID Media GmbH, Munich
41.	swoodoo AG, Munich

4.c Other investments - the rest investments (> 5% investments, large capital companies)
1.	Wireless Alliance, LLC, Bellevue

1)	The company exercises the disclosure simplification option according to § 264 (3) HGB and there is a loss transfer agreement according to § 302 AktG (Stock Corporation Act).
2)	The company exercises the disclosure simplification option according to § 264 b HGB.
3)	The company is included as held for sale in the consolidated financial statements.